COMMON STOCK                                                    COMMON STOCK

----------------                                                ----------------
                             LUNA TECHNOLOGIES INC.
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                                    SPECIMEN



INCORPORATED UNDER THE LAWS OF                              SEE REVERSE FOR
     THE STATE OF NEVADA                                  CERTAIN DEFINITIONS

                                                           CUSIP 55036M 10 3

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THIS CERTIFIES THAT






IS THE RECORD HOLDER OF

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FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                             LUNA TECHNOLOGIES INC.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the corporation and the facsimile signature of its duly authorized officers.



CERTIFICATE OF STOCK



Dated:


  /s/ G. McDougall              [CORPORATE SEAL]             /s/ G. McDougall
                             Luna Technologies, Inc.
    SECRETARY                        1999                        PRESIDENT
                                    NEVADA
                                       *


COUNTERSIGNED AND REGISTERED:
     U.S. STOCK TRANSFER CORPORATION
          TRANSFER AGENT AND REGISTRAR


BY
   -----------------------------------
         AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the [illegible]
JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT  -   _____________ Custodian ___________
                       ([illegible])            (author)
                       under Uniform Gifts to Minors
                       Act________________________________
                                    (State)

UNIF GIFT MIN ACT  -   _____________ Custodian (until age _______)
                       ([illegible])
                       _______________ under Uniform Transfers
                          (minor)
                       to Minors Act..,    _____________________
                                                  (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                        Shares
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 of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________________



                                       X
                                         ---------------------------------------

                                       X
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                                 NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME(S) AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN
                                         EVERY PARTICULAR, WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By _____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE [ILLEGIBLE] PROGRAM, PURSUANT
TO [ILLEGIBLE] RULE 17 ACT 15.